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                                                                Exhibit 10.14.15

                    FIRST AMENDMENT TO TERM LOAN AGREEMENT
                    --------------------------------------



          THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT, dated as of November 9, 1998 (this "Amendment"), by and among X.L. America, Inc. (formerly known as X.L. Holdings, Inc.) (the "Borrower"), X.L. Insurance Company, Ltd. (the "Guarantor"), and MELLON BANK, N.A., (the "Bank").


                             W I T N E S S E T H:
                             -------------------


          WHEREAS, the Borrower, the Guarantor and the Bank are parties to a Term Loan Agreement, dated as of July 7, 1998 (the "Loan Agreement"), pursuant to which the Bank has made a $50,000,000 term loan advance to the Borrower; and

          WHEREAS, the Borrower and the Guarantor have requested the Bank to make an additional $50,000,000 term loan advance to the Borrower and to amend the Loan Agreement to provide for such advance and the Bank is willing to do so on the terms and subject to the conditions set forth herein; and

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS TO LOAN AGREEMENT.
                      ----------------------------

          (a) The definition of the term "Closing Date" in Section 1.01 of the Loan Agreement is hereby amended to read as follows:

                 "Closing Date" shall mean, with respect to the first advance hereunder, July 10, 1998, and shall mean, with respect to the second advance hereunder, November 9, 1998 or such other date prior to December 1, 1998 as the Borrower shall designate.

          (b) The definition of the term "Loan" in Section 1.01 of the Loan Agreement is hereby amended to read as follows:

                 "Loan" shall mean the loan, in the aggregate principal amount of up to $100,000,000, made by the Bank to the Borrower under this Agreement, comprising the first advance in the principal amount of $50,000,000 and the second advance in the amount of $50,000,000 (it
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               being understood that if such second advance is not made, the term Loan will refer to such first advance).

          (c) The definition of the term "Note" in Section 1.01 of the Loan Agreement is hereby amended by deleting the phrase "the promissory note" appearing therein and inserting in lieu thereof the phrase ", collectively, the promissory notes".

          (d) Section 2.01(a) of the Loan Agreement is hereby amended to read as follows:

                 (a) Commitment.  Subject to the terms and conditions and
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               relying upon the representations and warranties herein set forth, the Bank agrees to make two advances to the Borrower, each in the principal amount of the $50,000,000, the first on July 10, 1998 and the second on the Closing Date with respect thereto (collectively, the "Loan").

          (e) Section 2.01(c) of the Loan Agreement is hereby amended to read as follows:

                 (c) Note.  From and after the date of the second advance of
                     ----
               the Loan, the obligation of the Borrower to repay the unpaid principal amount of the Loan made by the Bank and to pay interest thereon shall be evidenced in part by two promissory notes of the Borrower, each dated the applicable Closing Date (collectively, the "Note"), each in substantially the form attached hereto as Exhibit A, with the blanks appropriately filled, payable to the order of the Bank.

          (f) Section 4.01 of the Loan Agreement is hereby amended by deleting the introductory phrase "The obligation of the Bank to make the Loan hereunder on the Closing Date shall be subject to the following conditions:" appearing therein and inserting in lieu thereof the introductory phrase: "The obligation of the Bank to make each advance of the Loan hereunder on the applicable Closing Date shall be subject to the satisfaction of the following conditions on the applicable Closing Date and to the payment by the Borrower to the Bank of an amendment fee of $10,000 on the Closing Date with respect to the second advance:".


          SECTION 2.  REPRESENTATIONS AND WARRANTIES.  Each Loan Party
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represents and warrants that the representations and warranties contained in
Article III of the Loan Agreement are true and correct on and as of the date of this Amendment, and will be true and correct on and as of the Closing Date with respect to the second advance of the Loan, as if made on each such date. For purposes of Section 7.01(g) of the Loan Agreement this representation and warranty is deemed to be made in the Loan Agreement.

          SECTION 3.  EFFECT OF AMENDMENT.  The Loan Agreement, as amended by
                      -------------------
this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

          SECTION 4.  GOVERNING LAW.  This Amendment shall be deemed to be a
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contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

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          SECTION 5.  COUNTERPARTS.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                              X.L. INSURANCE COMPANY, LTD.,
                               as Guarantor


                              By:____________________________________
                              Title:_________________________________



                              X.L. AMERICA, INC. (formerly known as X.L.
                                Holdings, Inc.), as Borrower


                              By:____________________________________
                              Title:_________________________________


                              MELLON BANK, N.A., as Bank


                              By:____________________________________
                              Title:_________________________________

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